UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2021

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HANCOCK WHITNEY CORPORATION
(Exact Name of Registrant as Specified in Charter) ________________
Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi (Address of Principal Executive Offices)	39501 (Zip Code)
Registrant’s telephone number, including area code: (228) 868-4000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class COMMON STOCK, $3.33 PAR VALUE 6.25% SUBORDINATED NOTES 5.95% SUBORDINATED NOTES	Trading Symbol HWC HWCPZ HWCPL	Name of Exchange on Which Registered The NASDAQ Stock Market, LLC The NASDAQ Stock Market, LLC The NASDAQ Stock Market, LLC

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Hancock Whitney Corporation (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”) on April 21, 2021 in Gulfport, Mississippi.  Due to public health concerns of the COVID-19 pandemic, the Annual Meeting was held in a virtual-only format.

At the close of business on February 26, 2021, the record date for the Annual Meeting, the Company had 88,472,258 shares of common stock outstanding and entitled to vote.  Of that number, 76,988,754 shares of common stock were represented virtually or by proxy at the Annual Meeting.  The Company’s shareholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

Proposal 1:  Election of Directors

Each of the individuals listed below was elected at the Annual Meeting to serve a three-year term on the Company’s Board of Directors expiring in 2024, as indicated below.

Nominees for a Three-Year Term	Votes For	Votes Withheld	Broker Non-Votes
John M. Hairston	67,733,344	1,273,661	7,981,749
James H. Horne	65,394,871	3,612,134	7,981,749
Suzette K. Kent	68,663,403	343,602	7,981,749
Jerry L. Levens	67,419,777	1,587,228	7,981,749
Christine L. Pickering	65,761,838	3,245,167	7,981,749

Proposal 2: Advisory Vote on Compensation of Named Executive Officers

Proposal 2 was an advisory vote on compensation of named executive officers as disclosed in the proxy materials for the Annual Meeting.  This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,666,194	2,140,304	200,507	7,981,749

Proposal 3:  Ratification of the Appointment of Auditors

Proposal 3 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2021.  This proposal was approved.

Votes For	Votes Against	Abstentions
76,031,611	835,892	121,251

 Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

April 22, 2021	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer